UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2015

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2015, Robert K. Julian, Executive Vice President and Chief Financial Officer, a named executive officer of Lydall, Inc. (the “Company”), gave notice of his resignation of employment with the Company to pursue another opportunity. The resignation will be effective May 1, 2015. The Company intends to initiate a search process to identify a successor.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibit.

The following exhibit is included with this report, as set forth below:

Exhibit Number	Exhibit Description
99.1	Press release, dated April 13, 2015, titled “Lydall Announces CFO Departure” furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

April 13, 2015	By:	/s/ Chad A. McDaniel
Chad A. McDaniel Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated April 13, 2015, titled “Lydall Announces CFO Departure” furnished herewith.